SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

LTC Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 18, 2004

       Our 2004 annual meeting of stockholders will be held on Tuesday, May 18, 2004 at 10:00 a.m., local time, at our corporate office, 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

      (1) To elect a board of five directors for the ensuing year or until the election and qualification of their respective successors;

      (2) To vote on the approval of an amendment to the Charter of the Company to increase the number of authorized shares of common stock from 35,000,000 to 45,000,000 shares;

      (3) To vote on the approval of an amendment to the Charter of the Company to increase the number of authorized shares of preferred stock from 15,000,000 to 25,000,000 shares;

      (4) To vote on the approval of The 2004 Stock Option Plan;

      (5) To vote on the approval of The 2004 Restricted Stock Plan;

      (6) To vote on the ratification of the appointment of the Company’s independent auditors for fiscal 2004;

      (7) To transact such other business as may properly come before the meeting.

      Only stockholders whose names appear of record on our books at the close of business on April 14, 2004 are entitled to notice of, and to vote at, such annual meeting or any adjournments of such annual meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

WENDY L. SIMPSON
Vice Chairman and Chief Financial Officer

Malibu, California

April 19, 2004

IMPORTANT:	Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope.

LTC PROPERTIES, INC.

PROXY STATEMENT

Solicitation

      This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on Tuesday, May 18, 2004, at 10:00 a.m. local time, at our principal executive office and at any and all adjournments of our annual meeting. The approximate date on which this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be sent to our stockholders is April 19, 2004.

Voting Rights

      On April 14, 2004, the record date for the determination of stockholders entitled to notice of, and to vote at, our annual meeting, we had 18,053,314 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters properly brought before the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the annual meeting.

Voting of Proxies

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	For election of the nominated slate of directors;

•	For approval to increase the authorized shares of common stock from 35,000,000 to 45,000,000 shares;

•	For approval to increase the authorized shares of preferred stock from 15,000,000 to 25,000,000 shares;

•	For approval of The 2004 Stock Option Plan;

•	For approval of The 2004 Restricted Stock Plan; and

•	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2004.

      Our management and Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein; no stockholder proposals were received by us on or before March 4, 2004, the deadline for inclusion of such proposals in this Proxy Statement. Other business may properly come before the annual meeting, and in that event, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Revocability of Proxy

      The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Corporate Secretary that the proxy is revoked, by delivering to us a later-dated proxy executed by the person executing the prior proxy, or by attending the annual meeting and voting in person.

      Our principal executive office is located at 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

      LTC Properties, Inc. is committed to having sound corporate governance principles. Our Code of Business Conduct, Ethics and Corporate Governance and our Corporate Governance Policies are available on our website (www.ltcproperties.com).

Board Independence

      The Board has determined that each of the current directors standing for re-election, except the Chairman of the Board and Chief Executive Officer and the Vice Chairman of the Board and Chief Financial Officer, is independent within the meaning of our director independence standards, which reflect the New York Stock Exchange (or NYSE) director independence standards, as currently in effect. Furthermore, the Board has determined that each of the committee members has no material relationship with LTC (either directly or as a partner, stockholder or officer of an organization that has a relationship with LTC) and is “independent” within the meaning of our independence standards.

Board Structure and Committee Composition

      As of the date of this proxy statement, our Board has five directors and the following three committees: (1) Audit; (2) Compensation; and (3) Nominating and Corporate Governance. The membership during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website (www.ltcproperties.com). During fiscal 2003, the Board held five meetings. We had 100% attendance of Board members at all Board meetings in 2003 and at the 2003 Annual Meeting. Our policy is to schedule the Annual Meeting after consulting each Board member regarding their availability to help ensure their ability to attend.

Nominating and
Corporate
	Audit	Compensation	Governance
Director	Committee	Committee	Committee

Andre C. Dimitriadis
Edmund C. King	*	**	*
Wendy L. Simpson
Timothy J. Triche, MD	*	*	**
Sam Yellen	**	*	*

*	Member, **Chairman

Audit Committee

      The functions of the Audit Committee are described on page 28 under the heading “Report of the Audit Committee of the Board of Directors.” The charter of the Audit Committee is attached to this proxy statement as Appendix A and is available on our website (www.ltcproperties.com). The Committee met five times during fiscal 2003.

      On March 9, 2004, the Board selected the members of the Audit Committee for the coming year, as shown above. All members of the Audit Committee are independent within the meaning of the Security and Exchange Commission’s (or SEC) regulations, the listing standards of the NYSE and our Corporate Governance Policies. Mr. Yellen, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee

      The functions of the Compensation Committee are described in the “Compensation Committee Report” on page 24. The charter of the Compensation Committee is attached to this proxy statement as Appendix B and is available on our website (www.ltcproperties.com). In fiscal 2003, the Compensation Committee met two times. On March 9, 2004, the Board selected the members of the Compensation Committee for the coming year as shown above. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; (ii) overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of our Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis our overall corporate governance policies and procedures and recommending improvements when necessary. Specifically, the Committee’s Key Responsibilities are detailed on in Section IV of Nominating and Corporate Governance Committee Charter included herein as Appendix C. The Nominating and Corporate Governance Committee Charter is also available on our website (www.ltcproperties.com).

      The Committee met one time in fiscal 2003 and on March 9, 2004, the Board selected the members of the Committee for the coming year, as shown above. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Consideration of Director Nominees

      The Board is responsible for the selection of candidates for the nomination or appointment of all Board members. The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, recommends candidates for election to our Board and considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from Nominating and Corporate Governance Committee members, Directors and members of management. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Bylaws relating to stockholder nominations as described in “Stockholder Proposals,” below. Stockholders may submit recommendations in writing addressed to the Nominating and Corporate Governance Committee, LTC Properties, Inc., 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

      Once a prospective nominee has been identified, by either the Nominating and Corporate Governance Committee or proposed by the stockholders, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the prospective candidate. This initial determination would include whatever information is provided with the recommendation of the prospective candidate, the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate and the Nominating and Corporate Governance Committee may make inquires of the person making the recommendation or of others regarding the qualifications of the prospective candidate. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board. The Board’s policy is to encourage selection of directors who will contribute to our overall corporate goals and to the discharge of the Board’s responsibility to our stockholders. As such, the Board would take into consideration the prospective candidate’s ability to represent the interests of our stockholders, the prospective candidate’s standards of integrity, commitment and independence of thought and judgment. The Nominating and Corporate Governance Committee may, at the request of the Board from time to time, review the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. Board members are expected to prepare for, attend and participate in meetings of the Board and of Nominating and Corporate Governance Committees on which they serve; therefore, a prospective candidate must have the ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a Board member.

      The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. The Nominating and Corporate Governance Committee will conduct interviews with prospective nominees in person or by telephone. After completing the evaluation and interviews, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Director Compensation

      In the first fiscal quarter of 2003, each non-employee director received a fee of $2,500 per quarter and $500 for attendance in person or telephonically at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors does not meet. Beginning in the second quarter of fiscal 2003 and currently, each non-employee director receives a fee of $6,250 per quarter and $750 for attendance in person or telephonically at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors does not meet. In addition, we reimburse the directors for travel expenses incurred in connection with their duties as our directors.

      Directors participate in our Amended and Restated 1992 Stock Option Plan (or the 1992 Plan) and our 1998 Equity Participation Plan (or the 1998 Plan) and would be eligible to participate in our 2004 Stock Option Plan and our 2004 Restricted Stock Plan should these 2004 plans be approved at this Annual Meeting. See Proposal 4 on page 10 and Proposal 5 on page 13. Both the 1992 Plan and the 1998 Plan permit the Compensation Committee to grant nonqualified stock options or restricted shares to directors from time-to-time. No stock options were granted to non-employee Board members in 2003. Should either or both of the 2004 plans be approved by the stockholders at this Annual Meeting, the Compensation Committee could grant nonqualified stock options or restricted stock covered under either or both of these Plans to directors from time-to-time. In previous years, directors were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions of up to $10,000 for each non-employee director. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee or Board member since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan.

Communications with the Board

      Stockholders who wish to contact members of the Board or its committees may send written correspondence to the Chairman of the Audit Committee of LTC Properties, Inc. at P.O. Box 1043 Woodland Hills, CA 91365-1043. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information.

PROPOSALS TO BE VOTED ON

PROPOSAL 1

ELECTION OF DIRECTORS

      At the annual meeting, five directors will be elected to hold office until the 2005 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

Andre C. Dimitriadis Director since 1992 Age 63	Andre C. Dimitriadis founded LTC Properties in 1992 and has been our Chairman and Chief Executive Officer since inception. In 2000 Mr. Dimitriadis also assumed the position of President. Mr. Dimitriadis is a director of Assisted Living Concepts, Inc.
Edmund C. King Director since 1992 Age 69	Edmund C. King is a general partner of Trouver Capital Partners, an investment banking firm located in Los Angeles, California and Provo, Utah. Previously, Mr. King was Ernst & Young LLP’s Southern California senior health care partner from 1973 through September 30, 1991. Mr. King is Chief Financial Officer and a director of Invisa, Inc.
Wendy L. Simpson Director since 1995 Age 55	Wendy L. Simpson has been Vice Chairman since April 2000 and Vice Chairman and Chief Financial Officer since July 2000. Prior to that she was a financial advisor to Coram Healthcare Corporation, a health care organization, from November 1999 through March 31, 2000. Ms. Simpson joined Coram as Executive Vice President and Chief Financial Officer in March 1998 and resigned in November 1999. Prior to joining Coram, Ms. Simpson was Executive Vice President, Chief Financial Officer, Chief Operating Officer and director of Transitional Hospitals Corporation from December 1994 to August 1997 and Senior Vice President and Chief Financial Officer from July 1994 to December 1994. Coram Healthcare commenced bankruptcy proceedings in August 2000.
Timothy J. Triche, MD Director since 2000 Age 59	Timothy J. Triche, M.D. has been the Chairman of the Department of Pathology and Laboratory Medicine at Childrens Hospital Los Angeles since 1988. He has also been a Professor of Pathology and Pediatrics at the University of Southern California Keck School of Medicine in Los Angeles, California since 1988.
Sam Yellen Director since 1992 Age 73	Sam Yellen has been self-employed as a consultant since his retirement in 1990 from KPMG LLP where he was a partner since 1968. Currently, he serves as a member of the Board of Directors of Pacific Premier Bank, Beverly Funding and Wedbush Morgan Securities.

      Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2005 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

      If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of common stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

Required Vote and Recommendations

      The five nominees receiving the most votes (providing a quorum is present) will be elected as directors. For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL

THE NOMINEES SET FORTH IN PROPOSAL 1.

PROPOSAL 2

AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

      At the Annual Meeting, stockholders will be asked to approve or ratify an amendment to the Charter of the Company proposed by resolution of the Board of Directors which would be an amendment to increase the number of authorized shares of common stock, $0.01 par value per share from 35,000,000 to 45,000,000 shares. As of April 1, 2004, the Company had 18,018,314 shares of Common Stock outstanding.

      The Company also has 2,000,000 shares of Series C Cumulative Convertible Preferred Stock outstanding, which Series C Cumulative Convertible Preferred Stock is convertible into 2,000,000 shares of common stock and 2,200,000 shares of Series E Cumulative Convertible Preferred Stock outstanding, which Series E Cumulative Convertible Preferred Stock is convertible into 4,400,000 shares of common stock, at the exercise prices of $19.25 and $12.50 per share, respectively, as of April 1, 2004. The Company has issued partnership units (or Units) which are convertible, at the Company’s option, into shares of our common stock. At April 1, 2004, the Company had Units convertible into 152,613, 342,527 and 201,882 shares of common stock at prices of $13.00, $15.00 and $17.00, respectively.

      At April 1, 2004, the Company had 250,000 options granted and outstanding and 53,176 options available but not granted for the contingent issuance of our common stock.

      As a result, the Company has committed to the potential issuance of an additional 7,400,198 shares of common stock leaving 9,581,488 shares of common stock available prior to the Company’s request for 500,000 additional shares of common stock to be reserved for Proposal 4 and 100,000 additional shares of common stock for Proposal 5 in this Proxy. Should the Stockholders approve Proposals 4 and 5 and not this Proposal 2, the Company would have 8,981,488 shares available for issuance.

      Holders of our common stock are entitled to receive dividends when, as and if authorized by our Board of Directors and declared by us, out of assets legally available therefore. Payment and declaration of dividends on the common stock and purchases of shares thereof by us will be subject to certain restrictions if we fail to pay dividends on our Preferred Stock. Upon our liquidation, dissolution or winding up, holders of common stock will be entitled to share equally and ratably in any assets available for distribution to them, after payment or provision for payment of our debts and other liabilities and the preferential amounts owing with respect to any of our outstanding Preferred Stock.

      Our common stock possesses voting rights for the election of directors and in respect of other corporate matters, with each share entitling the holder thereof to one vote. Holders of common stock do not have cumulative voting rights in the election of directors, which means that holders of more than 50% of all of the shares of our common stock voting for the election of directors are able to elect all of the directors if they choose to do so and, accordingly, the holders of the remaining shares are unable to elect any directors. Holders of shares of common stock do not have preemptive rights, which means they have no right to acquire any additional shares of common stock that may be issued by us at a subsequent date. Our common stock will, when issued, be fully paid and nonassessable and will not be subject to preemptive or similar rights.

      Under Maryland law and our Charter, a distribution (whether by dividend, redemption or other acquisition of shares) to holders of shares of our common stock may be made only if, after giving effect to the distribution, we are able to pay our indebtedness as it becomes due in the usual course of business and our total assets are greater than our total liabilities plus the amount necessary to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to the holders of our common stock and we can pay our debts as they become due.

      The authorized and unissued shares of common stock and the shares of common stock to be authorized pursuant to this proposal may be issued from time to time as the Board of Directors deems appropriate. The Board of Directors may authorize the issuance of common stock, whether now or hereafter authorized, or securities or rights convertible into shares of common stock for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a share split or dividend), subject to such restrictions or limitations, if any, as may be set forth in our Bylaws.

      The Company believes the ability to issue common stock provides it with a valuable financing option, including direct issuance, as part of a convertible preferred offering, acquisition consideration or a stock dividend among other possible financing structures. The Company filed an S-3 Registration Statement with the Securities and Exchange Commission on March 23, 2004, and anticipates that it may potentially issue additional shares of common stock for capital raising purposes.

      At this time, the Company believes it has sufficient shares authorized to complete a potential new financing that would include the issuance or contingent issuance of common stock but should such transaction be completed, there could effectively be insufficient authorized and unissued shares of common stock available for the Company to use should the Board of Directors determine that such issuance would appear to be the appropriate financing transaction at the time. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the Company’s stockholders.

      If this proposed amendment is approved, all or any of the authorized shares of common stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all current stockholders would reduce the current stockholders’ proportionate interests.

Required Vote and Recommendation

      The affirmative vote of two-thirds ( 2/3rds) of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. For purposes of the vote on Proposal 2, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 2. If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording of articles of amendment as required by the general laws of the State of Maryland.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

PROPOSAL 3

AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF PREFERRED STOCK

      At the Annual Meeting, stockholders will be asked to approve or ratify an amendment to the Company’s Amended and Restated Articles of Incorporation proposed by resolution of the Board of Directors which would be an amendment to increase the number of authorized shares of preferred stock, $0.01 par value per share (or Preferred Stock) from 15,000,000 to 25,000,000 shares.

      On March 19, 2004, the Company announced that it had changed the expiration date of its Stockholder Rights Plan (the Rights Plan) from May 24, 2010 to April 1, 2004. As a result, on April 1, 2004, the Company filed Articles Supplementary to its Articles of Amendment and restatement to reclassify and re-designate 40,000 shares of its Series D Junior Participating Preferred Stock (Series D Preferred Stock) to authorized but unissued Preferred Stock. The Series D Preferred Stock had been reserved for issuance under the Rights Plan.

      On April 1, 2004, the Company filed Articles Supplementary to its Articles of Amendment and Restatement to reclassify and re-designate 3,080,000 shares and 2,000,000 shares of its redeemed Series A Preferred Stock and Series B Preferred Stock, respectively, as authorized but unissued Preferred Stock.

      Therefore, as of April 1, 2004, the Company had outstanding 2,000,000 shares of Series C Cumulative Convertible Preferred Stock, 2,200,000 shares of Series E Cumulative Convertible Preferred Stock (issued in September 2003) and 4,000,000 shares of Series F Cumulative Preferred Stock (issued in February 2004) leaving 6,800,000 shares of Preferred Stock available to issue.

      The authorized and unissued shares of Preferred Stock and the shares of Preferred Stock to be authorized pursuant to this proposal, may be issued from time to time in one or more series, and the Board of Directors is authorized to fix the dividend rights, dividend rates, any conversion or exchange rights, any voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences and any rights, preferences, privileges and restrictions of any new series of Preferred Stock and the number of shares constituting such series and the designation thereof. The authority of the Board of Directors to determine the precise terms of each series of Preferred Stock would give it the flexibility to tailor each series to meet the particular requirements of the persons to whom the shares of such series are to be issued. Funds available for dividends on the common stock would be reduced by the amount of any dividends paid or accrued on the Preferred Stock.

      During the third quarter of fiscal 2003 and the first quarter of 2004 the Company issued its Series E Cumulative Convertible Preferred Stock and its Series F Cumulative Preferred Stock, respectively. The Company views the issuance of preferred stock as a form of permanent financing and as a REIT, the Company is required to distribute a certain portion of its income as dividends to its stockholders which includes dividends paid to preferred stockholders. The Company views these commitments to pay preferred dividends as a proxy for interest on a non-maturing financing.

      The Company filed an S-3 Registration Statement with the Securities and Exchange Commission on March 23, 2004, and anticipates that it may potentially issue additional shares of Preferred Stock for capital raising purposes.

      At this time, the Company believes it has sufficient shares authorized to complete a potential new issuance of Preferred Stock but should such transaction be completed, there would effectively not be sufficient additional authorized and unissued shares of Preferred Stock available for the Company to use should the Board of Directors determine that such issuance would appear to be the appropriate financing transaction at the time. The Board of Directors believes that it is important to have flexibility to act promptly in the best interests of the Company’s stockholders.

      The availability for issuance of additional shares of Preferred Stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. For example, by increasing the number of outstanding shares of Preferred Stock, the interest of the party attempting to gain control of the

Company could be diluted. Also, the additional shares of Preferred Stock could be used to render more difficult a merger or similar transaction. If the Board so authorizes, the holders of any series of Preferred Stock may be entitled to vote separately as a class in connection with the approval of certain extraordinary corporate transactions in circumstances where the general laws of the State of Maryland would not require separate voting by class.

      If the proposed amendment is approved, all or any of the authorized shares of Preferred Stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all current stockholders would reduce current stockholders’ proportionate interests.

Required Vote and Recommendation

      The affirmative vote of two thirds ( 2/3rds) of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. For purposes of the vote on Proposal 3, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 3. If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording of articles of amendment as required by the general laws of the State of Maryland.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

PROPOSAL 4

APPROVAL OF LTC PROPERTIES, INC. 2004 STOCK OPTION PLAN

      On April 1, 2004, the Board of Directors approved, subject to shareholder approval, the 2004 Stock Option Plan of LTC Properties, Inc. (the “2004 Stock Option Plan”), under which 500,000 shares of the Company’s common stock (approximately 2.7% of the outstanding shares as of April 1, 2004) will be reserved for issuance. The 2004 Stock Option Plan will not become effective until it is approved by the Company’s stockholders. The Board is asking the Company’s stockholders to approve the 2004 Stock Option Plan so that the Company may issue stock options thereunder, thereby providing additional incentives to those persons responsible for the success of the Company and allowing the Company to continue its policy of allowing those persons to share in the appreciation of the value of the Company’s stock. Even if the 2004 Stock Option Plan is not approved, the Company intends to continue to grant stock-based awards with respect to all shares that remain available under The 1998 Equity Participation Plan of LTC Properties, Inc.

Description of the 2004 Stock Option Plan

      The following is a description of the purpose and certain of the provisions of the 2004 Stock Option Plan. The summary is qualified in its entirety by reference to the complete text of the 2004 Stock Option Plan, which is attached hereto as Appendix D.

      General. The 2004 Stock Option Plan permits the Company issue stock options to directors, employees and consultants. The 2004 Stock Option Plan does not permit the repricing of options or the granting of discounted options.

      Types of Awards. The 2004 Stock Option Plan provides for the issuance of incentive stock options to employees of the Company and nonqualified stock options to non-employee directors, employees and consultants of the Company.

      Administration and Terms of Options. Options granted under the 2004 Stock Option Plan to non-employee directors will be granted and administered by the Board. Options granted under the 2004 Stock Option Plan to anyone other than a non-employee director will be granted and administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee (or the Board, in the case of options granted to non-employee directors) has the authority to determine the timing of options, to select the directors, employees and consultants to receive options, and to determine the terms of each options, including, among other things, any modifications of options, applicable restrictions, termination and vesting conditions. In no event, however, may options be repriced or provide for an exercise price that is less than fair market value of the common stock on the date of grant. An incentive stock option may not be exercised more than ten years after it is granted.

      The Compensation Committee is comprised solely of non-employee directors of the Board.

      Eligibility. Options under the 2004 Stock Option Plan may be granted to all of the Company’s directors, employees and consultants. Two types of options may be granted under the 2004 Stock Option Plan. Incentive stock options only may be granted to employees of the Company. Non-qualified stock options may be granted to directors, employees and consultants and non-employee directors of the Company.

      Number of Shares Available for Issuance. The aggregate number of such shares which may be issued upon exercise of options under the 2004 Stock Option Plan shall not exceed Five Hundred Thousand (500,000). If an option is cancelled, terminated or expires before it is exercised, the shares of common stock underlying that option will be available for future grants under the 2004 Stock Option Plan. No individual may be granted in any calendar year options to purchase more than 100,000 shares of common stock.

      Initial Grant of Options to Board Members. When an individual is first elected to the Board as a non-employee director, he or she will be granted options to purchase 15,000 shares of common stock.

      Amendment and Termination. The 2004 Stock Option Plan will terminate ten years after the date on which it is initially approved by the stockholders, unless sooner terminated by the Board or the Compensation

Committee. The Board or the Compensation Committee may amend the 2004 Stock Option Plan (and the options issued thereunder), but may not, without prior approval of the stockholders:

•	increase the maximum number of shares of common stock that may be issued under the 2004 Stock Option Plan or the number of shares of common stock that may be issued to any one optionee;

•	extend the term of the 2004 Stock Option Plan or of options granted under the 2004 Stock Option Plan;

•	grant options with an exercise price below the fair market value of the common stock on the date of grant; or

•	take any other action that requires shareholder approval to comply with any tax, regulatory or stock exchange requirements.

      Adjustments for Changes in Capitalization. If the Committee (or the Board, in the case of options granted to non-employee directors) determines that a dividend, recapitalization, stock split, merger, consolidation, or other similar corporate transaction or event, equitably requires an adjustment, then the Committee (or the Board, as the case may be) may adjust any or all of:

•	the number and kind of shares of common stock (or other securities or property) with respect to which options may be granted or awarded;

•	the number and kind of shares of common stock (or other securities or property) subject to outstanding options; and

•	the grant or exercise price with respect to any outstanding option.

      Change in Control. Unless otherwise specified in an option agreement, options shall vest immediately upon a “Change in Control.” “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

•	any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

•	the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

•	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company’s assets; or

•	a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the 2004 Stock Option Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

      U.S. Tax Consequences. The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of options under the 2004 Stock Option Plan. This description may differ from the actual tax consequences incurred by any individual optionee. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below.

      There is no tax incurred by the optionee (or tax deduction for the Company) when a non-qualified stock option is granted. At the time of exercise of a nonqualified stock option, the difference between the exercise price and the fair market value of common stock on the date of exercise will constitute compensation income to the optionee. Subject to applicable provision of the Code, the Company will be allowed a tax deduction equal to the amount of ordinary income recognized by the optionee.

      The optionee’s basis in the shares acquired pursuant to a non-qualified stock option is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

      If a non-qualified option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged; the optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

      If an optionee exercises an option by delivering previously held shares in payment of the exercise price, the optionee does not recognize gain or loss on the exchange of the delivered shares, even if their then fair market value is different from the optionee’s tax basis in the shares. However, the exercise of the option is taxed, and the Company generally is entitled to a deduction, in the same way that it would be if the optionee had paid the exercise price in cash. Provided the optionee receives a separate identifiable stock certificate therefore, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be equal to his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The optionee’s tax basis and holding period for the additional shares received upon exercise of an option in whole or in part with shares will be the same as it would be if the optionee had exercised solely for cash.

      In the case of incentive stock options, no tax is incurred by the optionee (or tax deduction for the Company) when the options are granted or when they are exercised. However, the excess of the fair market value on the date of exercise over the exercise price is an item of adjustment in determining the alternative minimum taxable income of the optionee. If the optionee holds the shares received on the exercise of an incentive stock option for at least one year after the date of exercise and for at least two years after the date of grant, then the gain realized on disposition of the shares is taxed to the optionee as long-term capital gain.

      If the shares are disposed of during this period, however, then the optionee will include in income, as compensation income for the year of disposition, an amount equal to the excess, if any, of the fair market value of the shares over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

      The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the 2004 Stock Option Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment to be made to the participant pursuant to the 2004 Stock Option Plan or otherwise.

Required Vote and Recommendation

      Stockholder approval of the 2004 Stock Option Plan is required (i) under the rules of the New York Stock Exchange for listing the shares of common stock reserved under the 2004 Stock Option Plan and (ii) under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2004 Stock Option Plan to be considered “incentive stock options.” The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the 2004 Stock Option Plan as set forth in this Proposal 4. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 4. Properly executed, unrevoked proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF

THE COMPANY’S 2004 STOCK OPTION PLAN

PROPOSAL 5

APPROVAL OF THE LTC PROPERTIES, INC. 2004 RESTRICTED STOCK PLAN

      On April 1, 2004, the Board of Directors approved, subject to shareholder approval, the 2004 Restricted Stock Plan of LTC Properties, Inc. (the “2004 Restricted Stock Plan”), under which 100,000 shares of the Company’s common stock (approximately .6% of the outstanding shares as of April 1, 2004) will be reserved for issuance. The 2004 Restricted Stock Plan will not become effective until it is approved by the Company’s stockholders. The Board is asking the Company’s stockholders to approve the 2004 Restricted Stock Plan so that the Company may issue stock options thereunder, thereby providing additional incentives to those persons responsible for the success of the Company and allowing the Company to continue its policy of allowing those persons to share in the appreciation of the value of the Company’s stock. Even if the 2004 Stock Option Plan is not approved, the Company intends to continue to grant stock-based awards with respect to all shares that remain available under The 1998 Equity Participation Plan of LTC Properties, Inc.

Description of the 2004 Stock Restricted Plan

      The following is a description of the purpose and certain of the provisions of the 2004 Restricted Stock Plan. The summary is qualified in its entirety by reference to the complete text of the 2004 Restricted Stock Plan, which is attached hereto as Appendix E.

      General. The 2004 Restricted Stock Plan permits the Company to issue common stock to directors, employees and consultants.

      Administration and Terms of Restricted Stock. Stock granted under the 2004 Restricted Stock Plan to non-employee directors will be granted and administered by the Board. Stock granted under the 2004 Restricted Stock Plan to anyone other than a non-employee director will be granted and administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee (or the Board, in the case of stock granted to non-employee directors) has the authority to determine the timing of grants of stock, to select the directors, employees and consultants to receive stock, and to determine the terms of each stock grant, including, among other things, any applicable restrictions, modifications of restrictions, termination and vesting conditions.

      The Compensation Committee is comprised solely of non-employee directors of the Board.

      Eligibility. Stock granted under the 2004 Restricted Stock Plan may be granted to all of the Company’s directors, employees and consultants.

      Number of Shares Available for Issuance. The aggregate number of shares of stock which may be issued under the 2004 Restricted Stock Plan shall not exceed One Hundred Thousand (100,000). If any stock granted under the 2004 Restricted Stock Plan is forfeited, the shares will be available for future grants under the 2004 Restricted Stock Plan. No individual may be granted in any calendar year more than 20,000 shares of stock under the 2004 Restricted Stock Plan.

      Amendment and Termination. The 2004 Restricted Stock Plan will terminate ten years after the date on which it is initially approved by the stockholders, unless sooner terminated by the Board or the Compensation Committee. The Board or the Compensation Committee may amend the 2004 Restricted Stock Plan (and the terms of the stock issued thereunder), but may not, without prior approval of the stockholders:

•	increase the maximum number of shares of common stock that may be issued under the 2004 Restricted Stock Plan or the number of shares of common stock that may be issued to any one individual;

•	extend the term of the 2004 Restricted Stock Plan; or

•	take any other action that requires shareholder approval to comply with any tax, regulatory or stock exchange requirements.

      Adjustments for Changes in Capitalization. If the Committee (or the Board, in the case of stock granted to non-employee directors) determines that a dividend, recapitalization, stock split, merger, consolidation, or other similar corporate transaction or event, equitably requires an adjustment, then the Committee (or the Board, as the case may be) may adjust any or all of:

•	the number and kind of shares of common stock (or other securities or property) that may be granted or awarded; and

•	the number and kind of shares of common stock (or other securities or property) subject to outstanding.

      Change in Control. Unless otherwise specified in a restricted stock agreement, stock issued under the 2004 Restricted Stock Plan shall vest immediately upon a “Change in Control.” “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

•	any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

•	the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

•	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company’s assets; or

•	a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the 2004 Stock Option Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

      U.S. Tax Consequences. No income will be recognized by the recipient at the time of grant of stock under the 2004 Restricted Stock Plan if such stock is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to the stock, the then fair market value of the stock will constitute ordinary income to the recipient. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation recognized by the employee.

      The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the 2004 Restricted Stock Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld.

Required Vote and Recommendation

      Stockholder approval of the 2004 Restricted Stock Plan is required under the rules of the New York Stock Exchange for listing the shares of common stock reserved under the 2004 Restricted Stock Plan. The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the 2004 Restricted Stock Plan as set forth in this Proposal 5. For purposes of the vote on Proposal 5, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 5. Properly executed, unrevoked proxies will be voted FOR Proposal 5 unless a vote against Proposal 5 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF

THE COMPANY’S 2004 RESTRICTED STOCK PLAN

PROPOSAL 6

RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board has appointed Ernst & Young LLP as independent auditors to audit LTC Properties, Inc.’s consolidated financial statements for the year ended December 31, 2004. During 2003, Ernst & Young served as the Company’s independent auditors and also provided certain tax and other audit related services. See “Independent Public Accountants” on page 27. A representative of Ernst & Young is expected to attend the meeting and will have an opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

Required Vote and Recommendation

      Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2004, requires the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present. For purposes of the vote on Proposal 6, abstentions and broker non-votes will not be counted as votes cast and this will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 6. Properly executed, unrevoked proxies will be voted FOR Proposal 6 unless a vote against Proposal 6 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG LLP AS LTC PROPERTIES, INC.’S
INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      This table shows information as of April 1, 2004 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to own beneficially more than 5% of our common shares based on copies received by us of the most recent Schedule 13D or 13G filings with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (2) each director, (3) each executive officer and (4) the directors and executive officers as a group.

		Amount and		Percent of
		Nature of		Outstanding
		Beneficial		Shares in
Name and Address of Beneficial Owner	Title of Class	Ownership(1)		Class(2)

Idanta Partners LTD.	Common Stock	2,552,400	(3)	14.2%
9255 Towne Centre Drive
Suite 925
San Diego, CA 92121
National Health Investors, Inc.	Common Stock	2,774,800	(4)	13.3%
100 Vine Street
Suite 1200
Murfreesboro, TN 37130
Andre C. Dimitriadis	Common Stock	1,297,476	(5)	7.2%
Christopher T. Ishikawa	Common Stock	251,139	(5)	1.4%
Wendy L. Simpson	Common Stock	226,362	(5)(6)(7)	1.3%
Alex J. Chavez	Common Stock	64,206	(5)(6)	*
Edmund C. King	Common Stock	61,812	(5)(6)(8)	*
Timothy J. Triche, M.D.	Common Stock	28,424	(5)(6)	*
Sam Yellen	Common Stock	40,753	(5)(6)	*
All directors and executive officers as a group (7 persons)	Common Stock	1,970,172	(5)(9)	10.8%

*	Less than 1%

(1)	Except as otherwise noted below, all shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.

(2)	For purposes of computing the percentages, the number of shares outstanding includes shares purchasable by such individual or entity within 60 days after April 1, 2004, upon exercise of vested options.

(3)	Based upon information contained in a Schedule 13G provided to us, Idanta Partners LTD., (IPL) owned beneficially 1,293,500 shares and had sole voting and sole dispositive power over these shares. On March 26, 2004, David J. Dunn, Trustee of IPL filed a Form 4 with the Securities and Exchange Commission reporting that IPL had sold 50,000 of these shares. Per the Schedule 13G, the Dunn Family Trust (DFT) directly owned 1,122,300 shares with the sole power to vote or direct voting and the sole power to dispose of or direct disposition of these shares. The Trustee’s Form 4 filed on March 26, 2004, reported that DFT had sold 50,000 of these shares. Because of DFT’s position as general partner of IPL, DFT is deemed to be beneficial owner of the combined IPL and DFT owned shares. The Trustee of DFT owns 50,000 shares jointly with his spouse. Additionally, the Trustee of DFT is also a limited partner in the Steven Dunn Family Partners Limited Partnership, which owns 68,600 shares and is a trustee of and participant in the Idanta Partners Ltd. Retirement Plan, which owns 118,000 shares. The Trustee may be deemed to share the power to vote or direct the vote and to dispose or to direct the disposition of these 50,000 shares, 68,600 shares and 118,000 shares.

(4)	Based upon information contained in a Schedule 13G filed by National Health Investors, Inc. (“NHI”), NHI directly owns 774,800 shares and had sole voting and dispositive power over these shares. Additionally, NHI owns the Company’s Series C Cumulative Convertible Preferred Stock, which has an option to convert at a price of $19.25 per share into 2,000,000 shares of common stock. For the purpose of computing this percentage, the number of shares subject to conversion is deemed to be outstanding only for the calculation of NHI’s percent of class calculation.

(5)	Includes 20,000, 8,000, 24,000, 24,800, 12,000, 5,000 and 12,000 shares that may be purchased upon the exercise of options by Messrs. Dimitriadis and Ishikawa, Ms. Simpson and Messrs. Chavez, King, Triche and Yellen, respectively.

(6)	Includes 20,017, 14,606, 11,153, 4,424 and 11,153 shares held in the deferred compensation trust for Ms. Simpson, Messrs. Chavez, King, Triche and Yellen, respectively.

(7)	Includes 5,315 shares of common stock held by spouse in an individual retirement account.

(8)	Includes 1,685 shares held by spouse in an individual retirement account.

(9)	Includes 105,800 shares that may be purchased upon the exercise of options.

EXECUTIVE COMPENSATION

      This table shows the compensation paid for the last three fiscal years to the Chief Executive Officer and the other four most highly paid executive officers in 2003.

				Long Term Compensation

	Annual Compensation			Restricted	Securities
				Stock	Underlying	All Other
Name & Principal Position	Year	Salary	Bonus	Awards(1)	Options	Compensation(6)

Andre C. Dimitriadis	2003	$400,000	$400,000	$88,861	$—	$—
Chairman, Chief Executive	2002	400,000	269,095	—	—	—
Officer and President	2001	400,000	—	—	—	1,679,840	(2)

Wendy L. Simpson	2003	300,000	210,000	12,622	—	—
Vice Chairman &	2002	300,000	201,821	—	20,000	—
Chief Financial Officer	2001	300,000	250,000	—	—	96,598	(3)

Christopher T. Ishikawa	2003	250,000	175,000	34,423	—	—
Executive Vice President &	2002	250,000	168,184	—	—	—
Chief Investment Officer	2001	225,000	225,000	—	14,000	72,155	(4)

Julia L. Kopta	2003	312,500	—	77,400	—	10,471	(7)
Executive Vice President,	2002	250,000	168,184	—	—
General Counsel & Secretary	2001	225,000	225,000	—	14,000	26,000	(5)

Alex Chavez	2003	150,000	120,000	14,752	—	—
Senior Vice President &	2002	150,000	100,911	—	10,000	—
Treasurer	2001	135,000	150,000	—	—	15,000	(5)

(1)	Restricted stock awards are valued at their fair market value based on the per share closing price of the Company’s common stock on the New York Stock Exchange on the date of vesting. Restricted stock holdings as of December 31, 2003 and their fair market value based on the per share closing price of $14.74 on December 31, 2003 were as follows:

	Number of
	Unvested	Value on
	Restricted	December 31,
Name	Shares	2003

Andre C. Dimitriadis	77,904	$1,148,305
Alex Chavez	12,960	191,030
Christopher T. Ishikawa	30,240	445,738
Wendy L. Simpson	11,088	163,437

Dividends are payable on the restricted shares to the extent and on the same date as dividends are paid on our common stock. Messrs. Dimitriadis, Chavez, Ishikawa and Ms. Simpson vested in 12,984, 2,160, 5,040 and 1,848 shares, respectively in January 2003. As of April 1, 2003, Ms. Kopta’s restricted shares vested in full (see (7) below). The remaining restricted shares vest at the rate of 10% of the original unvested amount per year provided that the Company’s funds from operations per share for the year then ended increased over funds from operations of the previous year. The National Association of Real Estate Investment Trusts (“NAREIT”) has defined funds from operations as net income applicable to common stockholders (computed in accordance with GAAP) excluding gains (or losses) from debt restructuring, sales of property and impairment charges, plus depreciation of real property and after adjustments for unconsolidated entities in which a REIT holds an interest.

There were no restricted stock options granted during the year ended December 31, 2003.

(2)	Represents a $62,400 contribution to Mr. Dimitriadis’ deferred compensation account and $1,617,440 in adjustment to Employee and Director Stock Option Loans.

(3)	Represents a $30,000 contribution to Ms. Simpson’s deferred compensation account and $66,598 in adjustment to Employee and Director Stock Option Loans.

(4)	Represents a $26,000 contribution to Mr. Ishikawa’s deferred compensation account and $46,155 in adjustment to Employee and Director Stock Option Loans.

(5)	Represents the contribution to the named individual’s deferred compensation account.

(6)	The Company made no contribution to deferred compensation for any employee or Director for fiscal 2002 or 2003.

(7)	On April 1, 2003, we entered into an Agreement with Ms. Kopta whereby it was mutually agreed to terminate her employment agreement with the Company. The Agreement provided that Ms. Kopta would receive in a lump-sum payment one year’s salary of $250,000, the Company would pay for Ms. Kopta’s COBRA insurance premium for 18 months, approximately $22,800, all Ms. Kopta’s unvested stock options and restricted stock vested and should a Change in Control (as defined in her Employment Agreement) occur before October 1, 2004, Ms. Kopta would receive an additional lump-sum payment of $250,000. In addition, the Company and Ms. Kopta entered into a Consulting Agreement whereby Ms. Kopta provided consulting services until September 30, 2003, from time to time as we reasonably request, for a fee of $20,833 per month plus any reasonable expenses.

Employment Agreements

      On March 26, 1999, we entered into employment agreements with Messrs. Dimitriadis and Ishikawa. The employment agreements dated March 26, 1999 amend and restate employment agreements dated June 30, 1998 between LTC Properties and Messrs. Dimitriadis and Ishikawa. These March 26, 1999, employment agreements were amended effective June 30, 2000. Mr. Dimitriadis, as Chairman, Chief Executive Officer and President, has been provided with a four-year “ever-green” employment contract. Mr. Dimitriadis’ current annual base salary is $400,000. Mr. Ishikawa, as Executive Vice President and Chief Investment Officer, has been provided with a two-year “ever-green” employment contract. Mr. Ishikawa’s current annual base salary is $250,000.

      On April 10, 2000, we entered into an employment agreement with Ms. Simpson. Ms. Simpson, as Vice Chairman and Chief Financial Officer was provided with a one-year “ever-green” employment contract. This April 10, 2000 agreement was amended effective June 30, 2000. Ms. Simpson’s current base salary is $300,000. On March 9, 2004, we entered into a new employment agreement with Ms. Simpson. This new agreement provides Ms. Simpson with a two-year “ever-green” employment contract and otherwise, has identical terms and conditions as the previous amended agreement except for severance payments that would result from a change of control as disclosed below.

      On September 4, 2001, we entered into an employment agreement with Mr. Chavez. Mr. Chavez, as Senior Vice President and Treasurer has been provided with a one-year “ever-green” employment contract. Mr. Chavez’s current base salary is $150,000. On March 9, 2004, we entered into a new employment agreement with Mr. Chavez. This new agreement has identical terms and conditions as the previous agreement except for severance payments that would result from a change of control as disclosed below.

      The employment agreements provide that the base salaries may be increased at the discretion of our Board of Directors. Any increase in base salary will automatically amend each executive’s respective employment agreement to provide that thereafter the executive’s annual base salary will not be less than the increased base salary approved by our Board of Directors.

      If the executive officer’s employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay the executive officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis and two times base salary for Mr. Ishikawa, Ms. Simpson and Mr. Chavez. Upon a change in control of our company whether or not the executive officer’s employment is terminated, we will pay the executive officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $1,000,000 each for Mr. Ishikawa and Ms. Simpson and $500,000 for Mr. Chavez. Prior to the new employment agreements entered into with Ms. Simpson and Mr. Chavez on March 9, 2004, these executives would have received severance payments upon a change of control, equal to two times their base salary. In addition, if any payment or benefit received by Mr. Dimitriadis or Mr. Ishikawa or Ms. Simpson from us subjects the executive officer to excise taxes under the “golden parachute” rules on payments and benefits, the executive officer will be entitled to receive an additional amount (a “gross-up payment” to make the executive officer whole for these excise taxes (and for all taxes on the gross-up payment). Notwithstanding the foregoing, we will have no liability if a executive officer’s employment is terminated for cause or by voluntary resignation without a good reason. During the term of his employment by us, each executive officer will devote the time necessary to provide the services reasonably required by our Board of Directors and will not, without the express approval of our Board of Directors, engage for his own account or for the account of any other person or entity, in a business which competes with us.

      On April 1, 2003, we entered into an Agreement with Ms. Kopta whereby it was mutually agreed to terminate her employment agreement with the Company. The Agreement provided that Ms. Kopta would receive in a lump-sum payment one year’s salary of $250,000, the Company would pay for Ms. Kopta’s COBRA insurance premium for 18 months, approximately $22,800, all Ms. Kopta’s unvested stock options and restricted stock vested and should a Change in Control (as defined in her Employment Agreement) occur before October 1, 2004, Ms. Kopta would receive an additional lump-sum payment of $250,000. In addition, the Company and Ms, Kopta entered into a Consulting Agreement whereby Ms. Kopta provided consulting services until September 30, 2003, from time to time as we reasonably request, for a fee of $20,833 per month plus any reasonable expenses.

OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2003

      No stock options were granted during the period ended December 31, 2003 to any of our executive officers.

AGGREGATE OPTION EXERCISES IN 2003 AND OPTION VALUES AT DECEMBER 31, 2003

      During 2003, 194,800 options were exercised by our executive officers. This table shows the number of stock options held by each of our executive officers as of December 31, 2003 and the value of their unexercised options based on our closing price of $14.74 on December 31, 2003.

			Securities Underlying
			Unexercised Options at		Value of
	Shares		December 31, 2003		Unexercised Options
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Andre C. Dimitriadis	60,000	$55,500	—	40,000	$—	$374,600
Wendy L. Simpson	64,000	90,542	—	56,000	—	490,468
Christopher T. Ishikawa	26,800	25,068	—	24,400	—	230,228
Julia L. Kopta	44,000	89,706	—	—	—	—
Alex J. Chavez	—	—	20,000	20,000	182,790	169,260

      Subsequent to December 31, 2003, Mr. Dimitriadis, Ms. Simpson, Mr. Ishikawa and Mr. Chavez exercised 10,000, 7,000, 8,000 and 3,200 exercisable options, respectively.

CERTAIN TRANSACTIONS

      In 2002 LTC Healthcare, Inc. changed its name to CLC Healthcare, Inc. (or CLC).

      During 1998, we completed the spin-off of all CLC voting common stock through a taxable dividend distribution to the holders of our common stock, Cumulative Convertible Series C Preferred Stock and Convertible Subordinated Debentures. Upon completion of the distribution, CLC began operating as a separate public company. Beginning in September 1999, CLC began leasing skilled nursing properties owned or financed by us and from that date assumed certain leases of additional properties and closed certain properties owned by us. These properties were previously financed or leased to lessees and borrowers who experienced financial difficulties to such extent that the lessees and borrowers were not able to comply with lease provisions or debt provisions underlying the properties. As such, CLC assumed the leases of troubled facilities and was not able to pay, nor did we record as income, rent under CLC leases with us since 2000.

      On October 6, 2003, CLC announced that it had signed an Agreement and Plan of Merger (or Agreement) with Center Healthcare, Inc. (or Center Healthcare) and Center Healthcare’s wholly owned subsidiary, CHMS, Inc. The Agreement provided that in the merger, holders of each outstanding share of CLC’s common stock would receive in cash $1.00 per share of common stock. CLC held a special meeting of its stockholders on November 12, 2003, and the merger was approved by the required sixty-six and two thirds percent of CLC common stockholders. After the merger, CLC became a wholly owned subsidiary of Center Healthcare and ceased to be a publicly traded company. Center Healthcare is owned by an individual who was operating (under the management agreement discussed below) 19 skilled nursing properties owned by us and under lease to CLC. During 2003, we entered into a 30 year, triple-net master lease with Center Healthcare for these 19 properties and one property formerly operated by Sun. This new lease provides for rental payments of approximately $4,567,000 in the first year with a 3% escalation each year for the next 10 years, 2% each year for the following 10 years and 1% each year for the remaining 9 years. In 2003, we advanced Center Healthcare $2,300,000 for capital improvements to the 19 facilities to be expended within a 36 month period.

      Our Chairman, President and Chief Executive Officer, Chief Financial Officer and Chief Investment Officer were Board members of CLC through the effective date of the merger at which time they were no longer CLC board members. Additionally, we have an indemnification agreement covering these officers who served as Board members of CLC and one former independent director of CLC.

      In 2002, we sold a wholly owned subsidiary, LTC-Fort Tucum, Inc. to CLC for a $500,000 note (or Fort Tucum Note) bearing no interest for one year and thereafter interest at 8% annually for two years. LTC-Fort Tucum, then acquired two skilled nursing facilities in New Mexico subject to a mortgage loan payable to a REMIC pool originated by us. During 2003, we acquired these two facilities for $1,215,000 in cash and forgave the $500,000 note, which we had previously fully reserved. CLC used the $1,215,000 to repay the outstanding loan balance that was due to a REMIC pool originated by us. We leased these facilities, along with two other facilities in New Mexico previously operated by Sun, to a third party operator under a triple-net master lease beginning July 1, 2003. This master lease provided for rents of $763,000 in the initial year with 2.0% increases annually for 15 years. We also entered into a triple-net master lease beginning July 1, 2003, with a third party operator for four skilled nursing properties in Georgia, all of which subsequently have been sold. These Georgia properties were formerly operated by CLC.

      In 2003, we purchased from CLC all the furniture, fixtures and equipment in 19 properties for $1,843,000. Additionally, we purchased all the furniture, fixtures and equipment at CLC’s corporate office for $967,000. We have included the furniture, fixtures and equipment at the 19 properties and the corporate office in the master lease with Center Healthcare.

      During 2003 and 2002 we did not recognize any rental income from CLC. During 2003 CLC did not owe us any rent due to a forbearance agreement effective March 1, 2003. During 2002 CLC owed us $3,000,000 in rent that they were unable to pay. However in 2003, Center Healthcare paid us rent of $1,465,000 after they began operating the 19 properties in September 2003.

      Effective October 19, 2003, we amended the secured line of credit with CLC waiving the change of control provisions in this line of credit and in the Promissory Note discussed below, to allow CLC to satisfy certain conditions of the Agreement and Plan of Merger dated October 6, 2003 (discussed above). The amendment also changed the nature of the loan from a secured revolving line of credit to a secured term loan and extended the maturity date to October 1, 2008. The initial principal amount of the note is $8,867,000 which represented the balance due on the secured line of credit including unpaid interest, and rents due and unpaid through April 30, 2003. Additionally, the amendment reduced the interest rate to 8.0% compounded monthly and accruing to the principal balance from October 1, 2003 through September 30, 2004, and 8.0% compounded monthly payable in cash quarterly in arrears beginning October 2004. The book value of the note was $4,046,000 at December 31, 2003. At December 31, 2002 there was $4,741,000 outstanding under the line of credit. During 2003 we did not record any accrued interest on this note. During 2002, CLC paid, and we recorded as income, interest on its line of credit with us totaling $540,000. In 2001, we did not receive or record as income interest on this line of credit.

      Additionally, we hold a Promissory Note (or Note) issued by Healthcare Holdings, Inc. (or HHI), a wholly-owned subsidiary of CLC, in the face amount of $9,150,000. The original Note was received in December 2001 in exchange for our right to receive 1,238,076 shares of Assisted Living Concepts, Inc. (or ALC) common stock distributed concurrently with ALC’s emergence from bankruptcy on December 31, 2001. The Note is for a term of five years and bears interest at 5.0%, compounded annually and accruing to the principal balance plus interest at 2.0% on the principal payable in cash annually. The Note is a full recourse obligation of HHI and is secured by all of the assets owned now or in the future by HHI and contains a provision for acceleration should there be a change of control of HHI or CLC. We agreed to waive this provision to allow CLC to enter into the Agreement and Plan of Merger (discussed above). During 2003, we purchased from HHI $1,177,000 face value of ALC Senior Notes for $1,177,000 plus accrued interest and $566,000 face value of ALC Junior Notes for $566,000. At December 31, 2003, HHI owned 1,452,794 shares of ALC common stock with a fair market value based on the closing price of ALC stock at December 31, 2003 of $11,259,000 and a market value of $11,622,000 based upon a third party Security and Exchange Commissions Form 4 filing reporting a bulk purchase of 557,209 shares at $8.00 per share. At December 31, 2003, the book value of the $9,150,000 Note was $5,245,000 which represented the fair market value of the 1,238,076 shares acquired by HHI on December 31, 2001 including a $2,150,000 increase in the Note during 2003 which we allowed HHI to upstream to CLC. CLC returned $1,200,000 to us which was applied as a reduction in the line of credit with CLC. In January 2003, we received, in accordance with the terms of the Note, $140,000 from CLC representing the 2.0% interest on the then outstanding principal balance which is payable in cash in arrears. During 2003 we did not accrue any interest income on the Note. In March 2004, we received $196,000 from CLC representing the 2.0% interest on the outstanding principal balance at December 31, 2003 in accordance with the terms of the Note.

      All of the aforementioned transactions between and CLC and us were approved by the respective disinterested and/or independent members of the Board of Directors of each company. All interested and/or non-independent Board members abstained from any such vote.

      Employee and Director Stock Option Loans — In 1997, the Board of Directors adopted a loan program designed to encourage executives, key employees, consultants and directors to acquire common stock through the exercise of options. Under the program, we made full recourse, secured loans to participants equal to the exercise price of vested options plus up to 50% of the taxable income resulting from the exercise of options. Such loans bear interest at the then current Applicable Federal Rate (“AFR”). In January 2000, the Board of Directors approved a new loan agreement for current executives and directors in the amounts of the remaining principal balance of the original loans.

      The new loan agreements provide that the interest rate is 6.07% (AFR for an equivalent 3 to 9 year instrument) and interest payments are to be paid from the dividends received on the shares pledged as security for the notes during the quarter in which the interest is due. If the dividend does not fully pay the interest due or if no dividend is paid during the quarter, the unpaid interest is added to the principal balance. In addition, the notes also require the borrower to reduce principal by one-half of the most recent dividend received on the pledged shares less the interest paid on the loans from that dividend.

      During 2001, our company granted a stock price adjustment of the loans to officers and Board Members with such loans. The loans were adjusted to the sum of the shares collateralizing the notes times the net book value (“NBV”) of a share of common stock as of September 30, 2001. The NBV per share at that date was $8.60 and the closing price as reported by the NYSE was $5.13. This total adjustment amounted to a non-cash charge of $2,453,000.

      Section 402 of The Sarbanes-Oxley Act of 2002 prohibits companies from making this type of loan after July 30, 2003 and prohibits us from materially modifying or renewing the existing loans. We no longer make loans under this program and we have not made a loan since 1998. Subsequent to February 23, 2004, the Company had no loans outstanding to officers or directors. The maximum amount outstanding during 2003 and the outstanding principal and the number of shares of common stock and the market value (at $14.74 per share) of the common stock securing these loans at December 31, 2003 was:

	Maximum		Shares Securing the Loans
	Amount	Outstanding
	Outstanding	Principal at	Number	Market
Name	in 2003	December 31, 2003	of Shares	Value

Andre C. Dimitriadis	$2,605,852 (1)	$—	—	$—
Edmund C. King	409,305	408,613 (3)	46,000	678,040
Wendy L. Simpson	88,630 (2)	—	—	—
Sam Yellen	409,305	408,613 (3)	46,000	678,040

(1)	Paid in full on December 31, 2003.

(2)	Paid in full on January 2, 2003.

(3)	Paid in full on February 23, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      There are no “interlocks” (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors, and this Committee consists entirely of independent, non-employee directors.

COMPENSATION COMMITTEE REPORT

      The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

      During 2003, the Compensation Committee was comprised of Mr. King, Chair and Dr. Triche and Mr. Yellen each of whom is a “non-employee director” within the meaning of Rule 16b-3 issued by the SEC and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board at any time. The Compensation Committee reviews and approves the compensation of our executive officers and determines our general compensation policy. The Compensation Committee is also responsible for the administration of our 1992 Plan and 1998 Plan. The Compensation Committee will be responsible for the Company’s 2004 Stock Option Plan (or 2004 Option Plan) and 2004 Restricted Stock Plan (or 2004 Restricted Stock Plan) should both or either plan be approved by the stockholders at this annual meeting. The Compensation Committee is authorized to determine the options and restricted stock awards to be granted under such plans and the terms and provisions of such options and restricted stock awards. We have four executive officers, one of which is our Chief Executive Officer.

Compensation Philosophy

      The Compensation Committee endeavors to ensure that the compensation programs for our executive officers are effective in attracting and retaining key executives responsible for our company’s success and are administered in appropriate fashion in the long-term interests of our company and our stockholders. The Compensation Committee seeks to align total compensation for executive management with our overall performance as well as the individual performance of each executive officer. Our compensation package, which currently is comprised of base salary, bonuses, stock options and restricted stock, is intended to reinforce management’s commitment to enhancing profitability and stockholder value.

      The policies of the Compensation Committee may be summarized as follows:

(1) LTC Properties’ compensation programs are designed to attract, motivate and retain qualified key executives;

(2) An executive’s salary, bonuses and incentive compensation and other benefit programs should reflect both the Company’s performance as a whole and the executive’s individual performance and effort;

(3) LTC Properties’ compensation programs should enable the executive to have a financial interest in the Company that parallels the financial interests of the Company’s stockholders.

      In determining the level and composition of compensation for the executive officers, the Compensation Committee considers various corporate performance measures, both in absolute terms and in relation to similar companies, and individual performance measures. Although the Compensation Committee considers funds from operations per share as an important measure of our performance, the Compensation Committee does not apply any specific quantitative formula in making compensation decisions. The Compensation Committee also may evaluate the following factors in establishing executive compensation: (a) periodically, the comparative compensation surveys and other material concerning compensation levels and stock grants at similar companies; (b) our historical compensation levels and stock awards; (c) overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent; (d) financial performance of other real estate investment trusts and its peer group relative to market condition; and (e) from time to time, the Compensation Committee may seek the advice of an independent compensation consultant in assessing its overall compensation philosophy. The Compensation Committee assigns no specific weight to any of the factors discussed above in establishing executive compensation.

Base Salaries

      Base salaries are reviewed and adjusted by the Compensation Committee on an annual basis. The Compensation Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of the executive officers as well as at levels competitive to amounts paid to executive officers of its peer group. In determining an individual executive’s actual base salary, the Compensation Committee also considers other factors, which may include the executive’s past performance and contributions to our success. Base compensation for Mr. Dimitriadis, Ms. Simpson, Mr. Ishikawa and Mr. Chavez in 2003 and as of January 1, 2004, was $400,000; $300,000; $250,000 and $150,000 respectively.

Compensation of the Company’s Chief Executive Officer

      Mr. Dimitriadis is compensated pursuant to an employment agreement entered into on June 30, 1998 and amended March 26, 1999 and June 30, 2000. The agreement is described under “Employment Agreements” on page 18, and extends every March 26th for four years, subject to earlier termination under certain circumstances. Mr. Dimitriadis’ employment agreement provides for an annual base salary of $400,000; bonuses, if any, are determined by the Compensation Committee.

Bonuses

      Bonuses are awarded based on our overall performance and individual performance of each executive officer. The amounts awarded may vary from year to year and may be awarded to executive officers in other forms such as stock awards in lieu of cash payments.

      The Compensation Committee recommended that bonuses be paid to executives in part as recognition of the increase in the Company’s common stock price from $6.72 at December 31, 2002 to $14.74 at December 31, 2003, the successful issuance of the Series E Cumulative Convertible Preferred Stock and the benefits of additional liquidity from the Company’s new Unsecured Line of Credit. Bonuses were awarded to Mr. Dimitriadis, Ms. Simpson, Mr. Ishikawa, and Mr. Chavez in the amounts of $400,000, $210,000, $175,000 and $120,000, respectively for fiscal 2003.

Stock Option Plans

      Securities authorized for issuance under equity compensation plans as of December 31, 2003 is as follows:

Equity Compensation Plan Information

	(a)	(b)	(c)

Number of Securities Remaining
	Number of Securities to	Weighted-Average	Available for Future Issuance
	be Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding Options	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	285,871	$5.63	53,176
Equity compensation plans not approved by security holders	—	—	—

Total	285,871	$5.63	53,176

      At this Annual Meeting the stockholders are being asked to approve The 2004 Stock Option Plan for 500,000 shares of common stock and The 2004 Restricted Stock Plan for 100,000 shares of common stock. We have adopted the Restated 1992 Stock Option Plan and the 1998 Equity Participation Plan under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted stock, deferred stock and dividend equivalents. We reserved 1,400,000 shares of common stock for issuance under the 1992 Plan and 500,000 shares for issuance under the 1998 Plan. Both existing plans are administered by the Compensation Committee which sets the terms and provisions of the awards granted under the plans. The Compensation Committee would also administer either or both of the 2004 plans should either or both be approved. Incentive stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may only be awarded officers and other full-time employees to promote our long-term performance and specifically, to retain and motivate senior management to achieve a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to us. Currently, the plans have no pre-set formula or criteria for determining the number of options that may be granted. The Compensation Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on our overall performance and the individual performance of the executive officers.

      No options were granted in fiscal 2003.

401(k) Savings Plan

      In January 2002 we implemented a 401(k) Savings Plan which is a defined contribution plan covering all of our employees. Each year participants may contribute up to 15% of pre-tax annual compensation. In 2003 the contributions may not exceed $12,000, or $13,000 if the employee is 50 years or older. Our company will match up to 3% of salaries for our two vice-presidents and contribute 3% of the individual’s salary for staff that open an account. We will not contribute any amount, nor match contributions for our four senior officers.

Policy with Respect to Section 162(m)

      Section 162(m) of the Code denies deduction for Federal income tax purposes for certain compensation in excess of $1,000,000 paid to certain executive officers, unless certain performance, disclosure, stockholder approval and other requirements are met. The Compensation Committee will continue to review the effects of its compensation programs with regard to Code Section 162(m). A substantial portion of the compensation program will be exempted from the $1,000,000 deduction limitation. The Company will continue to evaluate alternatives to ensure executive compensation is reasonable, performance-based, and consistent with the Company’s overall compensation objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible.

      Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Compensation Committee

Edmund C. King, Chair
Sam Yellen and Timothy J. Triche, M.D.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all directors, executive officers and persons who beneficially own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

STOCK PERFORMANCE GRAPH

      This graph compares the cumulative total stockholder return on our common stock from December 31, 1998 to December 31, 2003 with the cumulative stockholder total return of (1) the Standard & Poor’s 500 Stock Index and (2) the NAREIT Hybrid REIT Index. The comparison assumes $100 was invested on December 31, 1998 in our common stock and in each of the foregoing indices and assumes the reinvestment of dividends.

Total Return Stock Performance

      The stock performance depicted in the above graph is not necessarily indicative of future performance. The stock performance graph and compensation committee report shall not be deemed incorporated by reference into any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTANTS

      Ernst & Young LLP audited our financial statements for the years ended December 31, 2003 and 2002 and have been our auditors since our organization in May 1992. Fees for the years ended December 31, 2003 and 2002 were:

	2003	2002

Audit Fees	$219,500	$199,334
Audit-Related Fees	$89,280	$60,650
Tax Fees	$70,927	$87,512
All Other Fees	$0	$0

Audit Fees

      These fees represent aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s Quarterly Reports on Forms 10-Q for the years ended December 31, 2003 and 2002.

Audit-Related Fees

      These fees represent aggregate fees billed for assurance and related services regarding the Company’s Registrations Statements filed in 2003 and consulting on various technical issues in 2003 and 2002. These services are reasonably related to the performance of the audit of the Company’s annual financial statements for fiscal 2003 and 2002.

Tax Fees

      These fees represent aggregate fees billed for services rendered for tax compliance and consultation, including REIT qualification matters during fiscal 2003 and 2002.

      In accordance with Section III, Item 6 of the Audit Committee Charter (Appendix A attached), the Audit Committee reviewed the effectiveness of Ernst & Young LLP’s audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services provided. The Audit Committee concluded that the provision of the non-audit services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Audit Committee of the Board of Directors is comprised of three independent directors as determined by the Board within the meaning of the New York Stock Exchange listing standards and operates under a written charter adopted by the Board. The Charter was amended and approved by the Board on March 9, 2004. The amended Charter is attached to this proxy as Appendix A.

      The Audit Committee has direct oversight of all compliance matters having to do with financial matters, Securities and Exchange Commission reporting and auditing. Additionally, it is the Audit Committee’s duty to review annually the Audit Committee Charter and the Company’s Code of Business Conduct, Ethics and Corporate Governance for adequacy and recommend any changes to the Board.

      The Audit Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the Company’s financial statements, the Company’s financial reporting process and the independence and performance of the independent auditors. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company’s independent auditors to audit those financial statements. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate and retain, approve significant non-audit services, confirm the independence of the independent public accountants and, where appropriate, replace the independent auditors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

      In addition, the Audit Committee has received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as amended, from the independent auditors and has discussed with the independent auditors the independent auditor’s independence from the Company and its management. Further, the Audit Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditor’s independence.

      Further, the Audit Committee periodically meets with the independent auditors, without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      During the past year, the Audit Committee met with the independent auditors five times in total and without management present four times.

      Based on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2003 Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee

Sam Yellen, Chair
Edmund C. King and Timothy J. Triche, M.D.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2005 Annual Meeting must be received by the Company for inclusion in its proxy statement by December 22, 2004. To assure that a stockholder’s proposal is included in the proxy statement, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals.

      Stockholders may directly nominate persons for director only by complying with the procedure set forth in the Company’s Bylaws. The Bylaws require that the stockholder submit the names of such persons in writing to the Secretary of the Company not less than 60 days nor more than 150 days prior to the first anniversary of the date of the preceding year’s annual meeting. The nominations must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to the stockholder giving the notice (a) the name, age, business address and residence address of such person,

(b) the principal occupation or employment of such person, (c) the class and number of shares of the Company’s capital stock which are beneficially owned by such person on the date of such stockholder notice, (d) such nominee’s consent to serve as a director if elected and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Company’s books, of such stockholder to be supporting such nominees and (b) the class and number of shares of the Company’s capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

      Matters may be brought before the meeting by stockholders only if notice is delivered to the principal executive offices of the Company not less than 60 days nor more than 150 days prior to the anniversary of the last annual meeting of stockholders. Each such stockholder notice shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting and (b) any material interest of the stockholder in such matter; and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting the bringing of such matter before the annual meeting as of the date of such stockholder notice and (b) the class and number of shares of the Company’s capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholder known by such stockholder to be supporting the bringing of such matter before the annual meeting as of the date of such stockholder notice.

OTHER MATTERS

      The cost of the solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors and officers, without receiving any additional compensation, may solicit proxies personally, by telephone, by facsimile or electronically. We will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of common shares and will reimburse them for their expenses in doing so. We have retained the services of Georgeson Shareholder, Inc. for a fee of $6,500 plus out-of-pocket expenses, to assist in the solicitation of proxies.

      WE WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT AND/OR OUR FORM 10-K (WITHOUT APPENDICES) FOR THE YEAR ENDED DECEMBER 31, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY, AT 22917 PACIFIC COAST HIGHWAY, SUITE 350, MALIBU, CALIFORNIA 90265.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Appendix A

LTC PROPERTIES, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

      The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, the performance and selection of independent accountants, and the Company’s audit and financial reporting process.

      The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of the Charter. The Committee shall be given full and direct access to the Company’s Chairman of the Board, Company executives and independent accountants as necessary to carry out these responsibilities. However, the Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and conditions, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

      The independent accountants’ ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and where appropriate, replace the independent accountants.

II.	Composition of the Audit Committee

      The Audit Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and rules of the New York Stock Exchange (“NYSE”). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

      All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication.

III.	Responsibilities and Duties

      To fulfill its responsibilities and duties, the Audit Committee shall:

1.	Review annually the Audit Committee Charter and the Code of Business Conduct, Ethics and Corporate Governance for adequacy and recommend any changes to the Board.

2.	Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

3.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

4.	Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

5.	Review any management letters or internal control reports prepared by the independent accountants and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls.

6.	Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

7.	Be responsible for the appointment, determination of the funding for and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Audit Committee.

8.	Approve all services that may be provided to the Company by the independent accountants whether or not related to the audit, and review the hiring policies for any employees or former employees of the independent accountants.

9.	Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independent Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Company, which may affect the accountants’ independence.

10.	For each of the first three fiscal quarters and at year end, at a Committee meeting, review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

11.	Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act.

12.	Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

13.	Engage and determine funding for such independent professional advisors and counsel as the Committee determines are appropriate to carry out its functions hereunder.

14.	Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

15.	Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

16.	Approve all transactions between the Company and Related Party, as defined by applicable NYSE Rules.

17.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV.	Audit Committee Meetings

      The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings shall be determined by the Audit Committee. However, the Committee will meet at any time that the independent accountants believe communication to the Committee is required. At each regular meeting the Committee will meet separately with representatives of the independent accountants.

      At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

Adopted as amended, March 9, 2004

Appendix B

LTC PROPERTIES, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

      The Compensation Committee’s (the “Committee”) basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

II.	Composition of the Compensation Committee

      The Committee will consist of not less than 3 independent directors, each of whom will be both a “non-employee director” within the meaning of Rule 6(b)3 issued by the Securities and Exchange Commission (“SEC”) and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the “Board”) at any time.

III.	Responsibilities and Duties

      In carrying out its purpose, the Committee will have the following responsibilities and duties:

1.	Review annually and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to the company’s performance.

2.	Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.	Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other corporate officers, and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer and all other corporate officers’ compensation for the last year was based.

4.	Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers.

5.	Review and approve compensation for non-employee members of the Board of Directors, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

6.	With sole and exclusive authority, approve stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans to all persons who are Board members or executive officers within the meaning of Rule 16(b)3 issued by the SEC.

7.	Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to all other eligible individuals in the Company’s service. The Committee may delegate to one or more officers designated by the Committee the authority to make grants to eligible individuals (other than any such officer) who are not executive officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

8.	Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

9.	Approve for submission to the shareholders stock option or other equity incentive plans or amendments thereto.

10.	Oversee and periodically review the operation of all the Company’s employee benefit plans, including but not limited to the Section 401(k) Plan. Responsibility for day-to-day administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

11.	Review the annual incentive compensation plan to determine if it is administered in a manner consistent with the Company’s compensation strategy and does not exceed amounts under IRS Code Section 162(m)

12.	Review matters related to management performance, compensation and succession planning and executive development for executive staff.

13.	Approve separation packages and severance benefits for executive officers to the extent that the packages are outside the ordinary plan limits.

14.	Exercise, as necessary and appropriate, all of the authority of the Board of Directors with respect to the election of officers of the Company during the periods between the regular meetings of the Board.

15.	Have full access to the Company’s executives and personnel as necessary to carry out its responsibilities.

16.	Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees.

17.	Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

18.	Perform any other activities consistent with the Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

19.	Review the Committee Charter from time to time and recommend any changes to the Board.

20.	Report to the Board of Directors on the major items covered at each meeting.

      Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

IV.	Committee Meetings

      The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

      The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee will constitute a quorum at all committee meetings. A majority of the members of the Committee acting will be empowered to act on behalf of the Committee. Minutes will be kept of each meeting of the Committee.

Adopted as amended, March 9, 2004.

Appendix C

LTC PROPERTIES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

      This Amended Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of LTC Properties, Inc. (the “Company”) on March 9, 2004.

      This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Articles of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.	Purposes

      The Nominating and Corporate Governance Committee (the “Committee”) shall assist the Board in: (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies; (ii) overseeing the Company’s policies and procedures for the receipt of shareholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of the Company’s Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

      In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, director search and recruitment consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, consultants and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate its counsel, director search and recruitment consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	Committee Membership

      The Committee shall consist of two or more members of the Board, each of whom the Board has selected and determined to be “independent” in accordance with applicable rules of the New York Stock Exchange.

      Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Committee to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	Committee Meetings

      The Committee shall meet on a regularly-scheduled basis at least two times per year, or more frequently as circumstances dictate.

      The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

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IV.	Key Responsibilities

      The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

      The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

      To fulfill its purposes, the Committee shall:

1.	recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning the Company’s policies and procedures for identifying and reviewing Board nominee candidates, including: (i) the qualifications or criteria for Board nomination to shareholders for election as a director; and (ii) policies and procedures relating to consideration of Board nominee candidates recommended by shareholders;

2.	identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including review of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the shareholders; and (ii) any Board vacancies that are to be filled by the Board subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company;

3.	review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

4.	review periodically the size of the Board and recommend to the Board any appropriate changes;

5.	coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Company;

6.	develop and recommend to the Board, oversee the implementation and effectiveness of, and recommend modifications as appropriate to the Company’s Code of Business Conduct, Ethics and Corporate Governance;

7.	consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board regarding such matters;

8.	review and address conflicts of interest of Directors and executive officers, and the manner in which any such conflicts are to be monitored;

9.	review and recommend to the Board for approval any changes in the compensation of directors;

10.	conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter;

11.	review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

12.	report regularly to the Board on Committee findings, recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

Adopted as amended, March 9, 2004.

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Appendix D

LTC PROPERTIES, INC.

THE 2004 STOCK OPTION PLAN

OF

LTC PROPERTIES, INC.

      LTC Properties, Inc., a Maryland corporation, has adopted The 2004 Stock Option Plan of LTC Properties, Inc. (the “Plan”), effective                     , 2004 (the “Effective Date”), for the benefit of its eligible employees, consultants and directors.

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for directors, Employees (as such term is defined below) and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

      “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article VII. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Options, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.2.

      “Board” shall mean the Board of Directors of the Company.

      “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

(b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being convened into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;

(c) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company’s assets; or

(d) a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

      “Code” shall mean the Internal Revenue Code of 1986, as amended.

      “Committee” shall mean the Compensation Committee of the Board.

      “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

      “Company” shall mean LTC Properties, Inc., a Maryland corporation.

      “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

      “Director” shall mean a member of the Board.

      “Effective Date” shall mean the date on which the Plan is approved by the Company’s stockholders.

      “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

      “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      “Independent Director” shall mean a member of the Board who is deemed independent pursuant to Rule 16b-3 and the New York Stock Exchange rules.

      “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

      “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

      “Option Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Optionee which shall contain such terms and conditions with respect to an Option as the Administrator shall determine, consistent with the Plan.

      “Option Limit” shall mean Options for one hundred thousand (100,000) shares of Common Stock, as adjusted pursuant to Section 8.3 of the Plan.

      “Optionee” shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

      “Plan” shall mean The 2004 Stock Option Plan of LTC Properties, Inc., as set forth herein and as amended from time to time.

      “Rule 16b-3” shall mean Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      “Securities Act” shall mean the Securities Act of 1933, as amended.

      “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

      “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of

Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1. Shares Subject to Plan.

(a) The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed Five Hundred Thousand (500,000). The shares of Common Stock issuable upon exercise of such Options include previously authorized but unissued shares.

(b) The maximum number of shares which may be subject to Options, granted under the Plan to any individual in any calendar year shall not exceed the Options Limit.

      2.2. Add-back of Options and Other Rights. If any Option expires or is cancelled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Option or withheld by the Company upon the exercise of any Options under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF OPTIONS

      3.1. Option Agreement. Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2. Consideration. In consideration of the granting of an Option under the Plan, the Optionee shall agree, in the Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Option Agreement or by action of the Administrator following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

      3.3. At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any

Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

      4.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 4.5 and 4.6.

      4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4. Granting of Options to Employees and Consultants.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees or consultants (including Employees or consultants who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Options Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5. Granting of Options to Independent Directors.

(a) During the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted a Non-Qualified Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 8.3). Members of the Board who are Employees who subsequently have a Termination of Employment and remain on the Board will not receive an initial Option grant pursuant to the preceding sentence.

(b) In addition to the Options granted under Subsection (a), the Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent

Directors, if any, should, in its opinion, be granted Non-Qualified Stock Options, (ii) subject to the Options Limit, determine the number of number of shares to be subject to such Options, and (iii) the terms and conditions of such Options, consistent with the Plan.

      4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

      5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and provided further that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

      5.2. Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

      5.3. Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee in its sole and absolute discretion and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

(b) No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

(d) Notwithstanding the foregoing, unless otherwise provided in the terms of an Option Agreement, all Options shall immediately vest in full upon a Change in Control.

      5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Unless otherwise provided in the Option Agreement, subject to Section 6.6, each Option granted to an Independent Director pursuant to Section 4.5 shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of grant and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director’s Termination of Directorship for any reason; provided that no Option shall vest more than one year following an Independent Director’s Termination of Directorship.

ARTICLE VI.

EXERCISE OF OPTIONS

      6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his/her office (unless otherwise provided in the Option Agreement):

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii), and (iii).

      6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

      6.4. Rights as Stockholders. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

      6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

      6.6. Additional Limitations on Exercise of Options. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

ADMINISTRATION

      7.1. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under the Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or other applicable law (including stock exchange rules), are required to be determined in the sole discretion of the Committee.

      7.2. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      7.3. Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

      8.1. Not Transferable. No Option may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      During the lifetime of the Option, only he/she may exercise an Option. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his/her personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

      8.2. Term of the Plan; Amendment, Suspension or Termination of the Plan. The Plan shall be effective upon its approval by the Company’s stockholders. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Option may be granted thereafter. Except as otherwise provided in this Section 8.2 and applicable law (including stock exchange rules), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without prior approval of the Company’s stockholders, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, extend the term of the Plan or of Options granted under the Plan, or directly or indirectly permit an exercise price per share with respect to any Option that is less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the Option itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of the Plan.

      8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a) Subject to Section 8.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property),

recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Options, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Options Limit);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

(iii) the grant or exercise price with respect to any Option.

(b) Subject to Section 8.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Options or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Options under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee’s rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Option cannot vest, be exercised or become payable after such event;

(iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 5.3 or 5.4 or (ii) the provisions of such Option;

(iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options and awards, and options and awards which may be granted in the future; and

(vi) None of the foregoing discretionary actions taken under this Section 8.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3.

In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

(c) Subject to Sections 8.3(d) and 8.7, the Administrator may, in its discretion, include such further provisions and limitations in any Options, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

      8.4. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Option of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Options. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Option to elect to have the Company withhold shares of Common Stock otherwise issuable under such Options (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

      8.5. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options made under the Plan, or to require an Optionee to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Options, or upon the receipt or resale of any Common Stock underlying the Options, must be paid to the Company, and (ii) the Options shall terminate and any unexercised portion of the Options (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Options, or (b) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Optionee incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      8.6. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Options granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      8.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      8.8. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      8.9. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      8.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

Appendix E

LTC PROPERTIES, INC.

THE 2004 RESTRICTED STOCK PLAN

OF

LTC PROPERTIES, INC.

      LTC Properties, Inc., a Maryland corporation, has adopted The 2004 Restricted Stock Plan of LTC Properties, Inc. (the “Plan”), effective                     , 2004 (the “Effective Date”), for the benefit of its eligible employees, consultants and directors.

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for directors, Employees (as such term is defined below) and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

      “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article V. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 5.2.

      “Board” shall mean the Board of Directors of the Company.

      “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

(b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being convened into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;

(c) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company’s assets; or

(d) a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

      “Code” shall mean the Internal Revenue Code of 1986, as amended.

      “Committee” shall mean the Compensation Committee of the Board.

      “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

      “Company” shall mean LTC Properties, Inc., a Maryland corporation.

      “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

      “Director” shall mean a member of the Board.

      “Effective Date” shall mean the date on which the Plan is approved by the Company’s stockholders.

      “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

      “Holder” shall mean a person who has been granted or awarded a Restricted Stock Award.

      “Independent Director” shall mean a member of the Board who is deemed independent pursuant to Rule 16b-3 and the New York Stock Exchange rules.

      “Plan” shall mean The 2004 Restricted Stock Plan of LTC Properties, Inc., as set forth herein and as amended from time to time.

      “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      “Restricted Stock Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to a Restricted Stock Award as the Administrator shall determine, consistent with the Plan.

      “Restricted Stock Award” shall mean an award granted under Article IV.

      “Restricted Stock Award Limit” shall mean twenty thousand (20,000) shares of Common Stock, as adjusted pursuant to Section 6.3 of the Plan.

      “Restricted Stockholder” shall mean an Employee, Independent Director or consultant granted an award of Restricted Stock under Article IV of the Plan who holds shares of Common Stock that are subject to restrictions set forth in the Restricted Stock Award Agreement.

      “Restricted Stock” shall mean Common Stock awarded under Article IV of the Plan.

      “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      “Securities Act” shall mean the Securities Act of 1933, as amended.

      “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      “Termination of Consultancy” shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

      “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1.     Shares Subject to Plan.

(a) The shares of stock subject to Restricted Stock Awards shall be Common Stock. The aggregate number of such shares which may be issued under the Plan shall not exceed One Hundred Thousand (100,000). The shares of Common Stock issuable in connection with any such awards include previously authorized but unissued shares.

(b) The maximum number of Restricted Stock Awards which may be granted under the Plan to any individual in any calendar year shall not exceed the Restricted Stock Award Limit.

      2.2. Add-back of Restricted Stock. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 4.5 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF RESTRICTED STOCK AWARDS

      3.1. Award Agreement. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement.

      3.2. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Restricted Stock Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Restricted Stock Award Agreement or by action of the Administrator following grant of the Restricted Stock Award) after the Restricted Stock Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

      3.3. At-Will Employment. Nothing in the Plan or in any Restricted Stock Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

AWARD OF RESTRICTED STOCK

      4.1. Eligibility. Subject to the Restricted Stock Award Limit, Restricted Stock may be awarded to any Employee or consultant who the Committee determines should receive such a Restricted Stock Award or any Independent Director who the Board determines should receive a Restricted Stock Award.

      4.2. Award of Restricted Stock.

(a) The Committee (or the Board, with respect to Independent Directors) may from time to time, in its absolute discretion:

(i) Select from among the Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received other Restricted Stock Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Committee (or the Board, with respect to Independent Directors) shall establish the purchase price, if any, and form of payment, if any, for Restricted Stock.

(c) Upon the selection of an Employee, Independent Director or consultant to be awarded Restricted Stock, the Committee (or the Board, with respect to Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

      4.3. Rights as Stockholders. Subject to Section 4.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.6, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board, with respect to Independent Directors), all the rights of a stockholder with respect to said shares, subject to the restrictions in his/her Restricted Stock Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee (or the Board, with respect to Independent Directors), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 4.4.

      4.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Award Agreement, be subject to such restrictions as the Committee (or the Board, with respect to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company; provided, however, that unless otherwise provided by the Committee in the Restricted Stock Award Agreement, such rights shall not lapse in the event of a Termination of Employment following a “change in control” or because of the Restricted Stockholder’s death or disability.

      4.5. Repurchase of Restricted Stock. The Committee (or the Board, with respect to Independent Directors) shall provide in the terms of each individual Restricted Stock Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Restricted Stockholder’s retirement, or otherwise.

      4.6. Escrow. Unless otherwise determined by the Committee, the Secretary of the Company or such other escrow holder as the Committee (or the Board, with respect to Independent Directors) may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

      4.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board, with respect to Independent Directors) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under (or the Board, with respect to Independent Directors) Restricted Stock Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

      4.8. Section 83(b) Election. If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

      4.9. Restricted Stock in Lieu of Cash Compensation. Restricted Stock may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

ADMINISTRATION

      5.1. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Restricted Stock Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to awards of Restricted Stock granted to Independent Directors. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3, or other applicable law (including stock exchange rules), are required to be determined in the sole discretion of the Committee.

      5.2. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      5.3. Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Restricted Stock Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE VI.

MISCELLANEOUS PROVISIONS

      6.1. Not Transferable. No Restricted Stock Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Restricted Stock Award, or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      6.2. Term of the Plan; Amendment, Suspension or Termination of the Plan. The Plan shall be effective upon its approval by the Company’s stockholders. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Restricted Stock Awards may be granted thereafter. Except as otherwise provided in this Section 6.2 and applicable law (including stock exchange rules), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without prior approval of the Company’s stockholders, no action of the Board or the Committee may, except as provided in Section 6.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award granted or awarded before such amendment, suspension or termination, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

      6.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a) Subject to Section 6.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to a Restricted Stock Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Restricted Stock Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Restricted Stock Award Limit); and

(ii) the number and kind of shares of outstanding Restricted Stock.

(b) Subject to Section 6.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 6.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Restricted Stock Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Restricted Stock Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any Restricted Stock for an amount of cash equal to the amount that could have been attained upon the Restricted Stock realization of the Holder’s rights had such Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Restricted Stock cannot vest, be exercised or become payable after such event;

(iii) To make adjustments in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding awards and awards which may be granted in the future; and

(iv) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 4.5 or forfeiture under Section 4.4 after such event.

(c) Subject to Sections 6.3(d) and 6.7, the Administrator may, in its discretion, include such further provisions and limitations in any Restricted Stock Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) No such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Restricted Stock Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

      6.4. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance or vesting of any Restricted Stock Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Restricted Stock Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

      6.5. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Restricted Stock Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Restricted Stock Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt of a Restricted Stock Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Restricted Stock shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Restricted Stock Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      6.6. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or Awarded to any individual who is then subject to Section 16 of the Exchange

Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Restricted Stock Awards granted or Awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      6.7. Effect of Plan Upon Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume Restricted Stock Awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      6.8. Compliance with Laws. The Plan, the granting and vesting of Restricted Stock Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Restricted Stock Awards granted or Awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Restricted Stock Awards granted or Awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      6.9. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      6.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

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Annual Meeting Proxy Card

The Board of Directors of the Company unanimously recommend that you vote “FOR” all of the following:

A Election of Directors

1.	Five directors will be elected to hold office until the 2005 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

For Withhold
01 — Andre C. Dimitriadis	☐	☐

02 — Edmund C. King	☐	☐

03 — Wendy L. Simpson	☐	☐

04 — Timothy J. Triche, M.D.	☐	☐

05 — Sam Yellen	☐	☐

In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted in accordance with the Directors’ recommendations.

B Issues

2.	Approval of an Amendment to the Charter of the Company to increase the number of authorized shares of Common Stock from 35,000,000 to 45,000,000 shares.	For ☐	Against ☐	Abstain ☐

3.	Approval of an Amendment to the Charter of the Company to increase the number of authorized shares of Preferred Stock from 15,000,000 to 25,000,000 shares.	For ☐	Against ☐	Abstain ☐

4.	Approval of the Company’s 2004 Stock Option Plan.	For ☐	Against ☐	Abstain ☐

5.	Approval of the Company’s 2004 Restricted Stock Plan.	For ☐	Against ☐	Abstain ☐

6.	Ratification of the Company’s Independent Auditors.	For ☐	Against ☐	Abstain ☐

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — LTC Properties, Inc.

This Proxy is Solicited by the Board of Directors
for the Annual Meeting of Stockholders–May 18, 2004

The undersigned hereby appoints: Andre C. Dimitriadis and Wendy L. Simpson, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Properties, Inc. to be held at the Company’s Corporate Offices in Malibu, California, on Tuesday, May 18, 2004 at 10:00 a.m., or any adjournments or postponements thereof, as designated below, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!